Exhibit 99.2

                                 CRDENTIA CORP.


           Unaudited Pro Forma Combined Condensed Statements of Operations

The following unaudited pro forma combined condensed statements of operations have been prepared to give effect to the merger of Crdentia Corp. and New Age Staffing, Inc., using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed statements of operations. We are amending our report filed on Form 8-K on October 6, 2003 to reflect the material change in the valuation of the intangible assets acquired since that report. Our valuation of the intangible assets was based upona preliminary and tentative draft of a report provided to us by the firm we hired to perform such an appraisal, and as has been revised by them to reflect a valuation date of March 19, 2003 rather than a more current date.These pro forma statements were prepared as if the transaction had been completed as of January 1, 2002.

The unaudited pro forma combined condensed statements of operations are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had the transaction occurred on January 1, 2002, nor are they necessarily indicative of the future results of operations. The pro forma combined condensed statements of operations include adjustments, which are based upon preliminary estimates, to reflect the allocation of purchase price to the acquired assets and assumed liabilities of New Age Staffing, Inc. The preliminary purchase price allocation for New Age Staffing, Inc. is subject to revision as more detailed analysis is completed and additional information on the fair values of New Age Staffing, Inc.'s assets and liabilities becomes available. Any change in the fair value of the net assets of New Age Staffing, Inc. will change the amount of the purchase price allocable to goodwill.
Final purchase accounting adjustments may differ materially from the pro forma adjustments presented herein.

These unaudited pro forma combined condensed statements of operations are based upon the respective historical consolidated statements of operations of Crdentia Corp. and New Age Staffing, Inc. and should be read in conjunction with the historical consolidated financial statements of Crdentia Corp. and New Age Staffing, Inc. and related notes. Also refer to "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the reports and other information Crdentia Corp. has on file with the SEC.

The pro forma adjustments described in the accompanying notes are preliminary and are based on management's assumptions. The Company has engaged a third party to perform the required valuation of the fair value of the net assets acquired and of the Company's restricted common stock issued to the former shareholdersof New Age Staffing, Inc.. As a result, for pro forma purposes, management has assumed the value of the Company's common stock to be $0.36 per share. There can be no assurance that the actual fair value of the Company's common stock will equal $0.36 per share. Management intends to file an amended 8-K if the valuation results in material differences from assumed value.

                                 CRDENTIA CORP.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                  Historical                      Pro Forma
                                                           ------------------------  ---------------------------------
                                                           Crdentia(1)    New Age     Adjustments        Combined
                                                           -----------  -----------  -------------    ----------------
Revenue                                                    $        -   $ 5,663,672   $         -      $    5,663,672
Cost of revenue                                                     -     4,126,495             -           4,126,495
                                                           -----------  -----------  -------------    ----------------
Gross profit                                                        -     1,537,177             -           1,537,177
Selling, general & administrative expenses                    433,771     1,059,119             -           1,492,890
                                                           -----------  -----------  -------------    ----------------
(Loss)/income from operations                                (433,771)      478,058             -              44,287
Amortization of intangibles                                         -             -        92,000 (a)          92,000
Interest expense                                                    -        80,229             -              80,229
                                                           -----------  -----------  -------------    ----------------
(Loss)/income before income taxes                            (433,771)      397,829       (92,000)           (127,942)
Provision for income taxes                                          -       113,000      (113,000)(b)               -
                                                           -----------  -----------  -------------    ----------------
Net (loss)/income                                          $ (433,771)  $   284,829   $   (21,000)     $     (127,942)
                                                           ===========  ===========  =============    ================

Basic loss per share                                       $    (0.05)                                 $        (0.01)
                                                           ===========                                ================

Fully diluted loss per share                               $    (0.05)                                 $        (0.01)
                                                           ===========                                ================
Weighted average number of shares
   outstanding  (basic)                                      8,562,822                                      15,408,235
                                                           ===========                                ================
Weighted average number of shares
   outstanding  (fully diluted)                              8,562,822                                      17,124,673
                                                           ===========                                ================

(1) On October 22, 2002, Crdentia's board of directors voted to change the Company's fiscal year end from August 31st to December 31st. As such, Crdentia's results of operations for the twelve months ended December 31, 2002 were calculated by adding the results of operations for the four months ended December 31, 2002 and deducting the results of operations for the four months ended December 31, 2001 from the results of operations for the twelve months ended August 31, 2002.

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                                 CRDENTIA CORP.
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                                                  Historical                      Pro Forma
                                                           ------------------------  ---------------------------------
                                                             Crdentia     New Age     Adjustments        Combined
                                                           -----------  -----------  -------------    ----------------
Revenue                                                    $        -   $ 4,743,392   $         -      $    4,743,392
Cost of revenue                                                     -     3,515,255             -           3,515,255
                                                           -----------  -----------  -------------    ----------------
Gross profit                                                        -     1,228,137             -           1,228,137
Selling, general & administrative expenses                    560,043       692,344             -           1,252,387
                                                           -----------  -----------  -------------    ----------------
(Loss)/income from operations                                (560,043)      535,793             -             (24,250)
Amortization of intangibles                                         -             -        46,000 (a)          46,000
Interest expense                                                4,858        58,871             -              63,729
                                                           -----------  -----------  -------------    ----------------
(Loss)/income before income taxes                            (564,901)      476,922       (46,000)           (133,979)
Provision for income taxes                                          -       190,388      (190,388)(b)               -
                                                           -----------  -----------  -------------    ----------------
Net (loss)/income                                          $ (564,901)  $   286,534   $   144,388      $     (133,979)
                                                           ===========  ===========  =============    ================

Basic loss per share                                       $    (0.06)                                 $        (0.01)
                                                           ===========                                ================
Fully diluted loss per share                               $    (0.06)                                 $        (0.01)
                                                           ===========                                ================
Weighted average number of shares
   outstanding                                              10,036,728                                     17,882,781
                                                           ===========                                ================

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                                 CRDENTIA CORP.
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                 June 30, 2003
                                                                  Historical                      Pro Forma
                                                           ------------------------  ---------------------------------
                                                             Crdentia     New Age     Adjustments        Combined
                                                           -----------  -----------  -------------    ----------------
ASSETS
Current assets
   Cash                                                    $    6,215   $    60,567                    $       66,782
   Accounts receivable, net                                         -       844,501                           844,501
   Unbilled revenue                                                 -       254,674                           254,674
   Prepaid expenses                                            46,974       195,388                           242,362
   Other receivables                                            1,750             -                             1,750
                                                           -----------  -----------  -------------    ----------------
      Total current assets                                     54,939     1,355,130             -           1,410,069
                                                           -----------  -----------  -------------    ----------------
Long term assets
   Fixed assets, net                                            5,285        28,346                            33,631
   Prepaid rent                                                 4,560             -                             4,560
   Website development, net                                     2,332             -                             2,332
   Security deposits                                            9,119        28,581                            37,700
   Goodwill                                                         -             -   $ 3,618,371 (c)       3,618,371
   Other intangible assets, net                                     -             -       460,000 (c)         460,000
                                                           -----------  -----------  -------------    ----------------
                                                               21,296        56,927     4,078,371           4,156,594
                                                           -----------  -----------  -------------    ----------------
TOTAL ASSETS                                               $   76,235   $ 1,412,057   $ 4,078,371      $    5,566,663
                                                           ===========  ===========  =============    ================

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
   Accounts payable and accrued liabilities                $  220,220   $   414,450                    $      634,670
   Current portion of notes payable                           180,000             -   $ 1,290,000 (c)       1,470,000
   Advances payable to factor                                       -       585,650                           585,650
                                                           -----------  -----------  -------------    ----------------
      Total current liabilities                               400,220     1,000,100     1,290,000           2,690,320

   Long term portion of notes payable                               -             -       360,000 (c)         360,000
                                                           -----------  -----------  -------------    ----------------
                                                              400,220     1,000,100     1,650,000           3,050,320
                                                           -----------  -----------  -------------    ----------------
Stockholders' Equity
                                                                                              688 (c)
   Common stock                                                 1,100        50,090       (50,090)(c)           1,788
   Additional paid in capital, net of costs
      incurred in obtaining financing                         902,165             -     2,477,773 (c)       3,379,938
   (Accumulated deficit)/retained earnings                 (1,227,250)      361,867                          (865,383)
                                                           -----------  -----------  -------------    ----------------
                                                             (323,985)      411,957     2,428,371           2,516,343
                                                           -----------  -----------  -------------    ----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $  76,235   $ 1,412,057   $ 4,078,371      $    5,566,663
                                                           ===========  ===========  =============    ================

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

On September 22, 2003, the Company acquired New Age Staffing, Inc. ("New Age") for a purchase price of $2,050,000 in cash and notes payable to the former shareholders of New Age. Additionally, these former shareholders were issued 6,884,614 shares of the Company's common stock at an appraised value of $0.36 per share, as opposed to the $0.93 per share reported in our Form 8-K filed on October 6, 2003. The Company will account for the merger under the purchase method of accounting.

The unaudited pro forma condensed combined balance sheet at June 30, 2003 is presented to give effect to the merger of Crdentia and New Age as if the transaction had been consummated on June 30, 2003. The unaudited pro forma combined condensed statement of operations of Crdentia and New Age for the year ended December 31, 2002 is presented as if the transaction had been consummated on January 1, 2002. The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2002 combines the results of operations of Crdentia for the twelve months ended December 31, 2002 and New Age's results of operations for the fiscal year ended December 31, 2002. Crdentia's results of operations for the twelve months ended December 31, 2002 were calculated by adding the results of operations for the four months ended December 31, 2002, and deducting the results of operations for the four months ended December 31, 2001, to the results of operations for the twelve months ended August 31, 2002.

Under the purchase method of accounting, the total estimated purchase price is allocated to New Age's net tangible and intangible assets based upon their estimated fair value as of the date of completion of the merger. Based upon the estimated purchase price and the preliminary valuation, the preliminary purchase price allocation, which is subject to change based upon Crdentia's final analysis, is as follows:

              Cash acquired	                                  $      60,567
              Tangible assets acquired	       1,351,490
              Customer related intangible assets      460,000
              Goodwill	                                    3,618,371
                                                    ---------
                Total assets acquired	            5,490,428
              Liabilities assumed	            1,000,100
                                                    ---------
                Net assets acquired	        $   4,490,328

A preliminary estimate of $460,000 has been allocated to amortizable intangible assets consisting of customer relationships with useful lives of five years.

A preliminary estimate of $3.6 million has been allocated to goodwill. Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", goodwill will not be amortized and will be tested for impairment at least annually. The preliminary purchase price allocation for New Age is subject to revision as more detailed analysis is completed and additional information on the fair values of New Age's assets and liabilities becomes available. Any change in the fair value of the net assets of New Age will change the amount of the purchase price allocable to goodwill. Final purchase accounting adjustments may therefore differ materially from the pro forma adjustments presented here.


2. Pro Forma Adjustments

The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the merger was completed on June 30, 2003 for balance sheet purposes and as of January 1, 2002 for statements of operations purposes and reflect the following pro forma adjustments:

(a)	Amortization of intangible assets acquired for the year ended
December 31, 2002 and the six months ended June 30, 2003. The useful lives of these assets have been assumed to be five years.

(b)	Crdentia has net operating loss carryforward credits in excess of the tax liability of New Age. As such, there is no income tax expense recognized in these pro forma financial statements.

(c)	To reflect assets acquired and liabilities assumed in the merger.
As more fully discussed in Item 2, paragraph (a) above, the Company is obligated to make periodic payments to the former shareholders of New Age, $1,290,000 of which are payable within the next year and $360,000 are payable in the following year.


3. Pro Forma Combined Net Income (Loss) Per Share

Shares used to calculate unaudited pro forma combined net loss per share were computed using Crdentia's weighted average shares outstanding during the respective periods. Additionally, the issuance of 6,884,614 shares to the sellers of New Age was assumed to have occurred on January 1, 2002.

Pursuant to the Common Stock Purchase Agreement dated May 15, 2002 between the Company and James D. Durham, the Company's chairman and CEO, Mr. Durham has the right to acquire 25% of the number of shares of the Company' Common Stock issued to the sellers of New Age. Accordingly, Mr. Durham may purchase 1,721,154 shares at a purchase price of $.0001 per share. As of the date of this report, Mr. Durham has not exercised his right under this Agreement. Accordingly, these shares have been included only in the computation of the fully diluted pro forma earnings/(loss) per share in these pro forma financial statements.

In connection with Registrant's acquisition program and on-going financing efforts, management, in conjunction with several of the Company's largest shareholders, have determined that it would be in the best interest of the Company to reduce the number of shares of Common Stock that are issued and outstanding. In discussions with management these shareholders agreed on August 6, 2003 to return an aggregate of 3,048,000 shares to the Company for no consideration. These 3,048,000 shares have been canceled by the Company and returned to Treasury. As this event occurred subsequent to the reporting period in this Form 8-K/A, the effect of this transaction has been excluded from the computation of both basic and fully diluted pro forma earnings/(loss) per share in these pro forma financial statements.